UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): March 13, 2008
WSI Industries, Inc.
(Exact name of Registrant as Specified in its Charter)
Minnesota
(State Or Other Jurisdiction Of Incorporation)

000-00619 (Commission File Number)	41-0691607 (I.R.S. Employer Identification No.)

213 Chelsea Road Monticello, MN	55362

(Address Of Principal Executive Offices)	(Zip Code)
(763) 295-9202
Registrant’s Telephone Number, Including Area Code
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items under Sections 1 through 7 are not applicable and therefore omitted.
ITEM 8.01   OTHER EVENTS
On March 13, 2008, WSI Industries, Inc. (the “Company”) issued a press release, attached hereto as Exhibit 99.1, providing a business update.
ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Description
99.1	Press Release issued on March 13, 2008.
SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

WSI INDUSTRIES, INC.
By:	/s/ Michael Pudil
Michael Pudil
President and Chief Executive Officer

Date: March 14, 2008

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